UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SOTHEBY’S

(Name of the Registrant as Specified in its Charter)

THIRD POINT LLC

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT REINSURANCE CO. LTD.

LYXOR/THIRD POINT FUND LIMITED

THIRD POINT ADVISORS LLC

THIRD POINT ADVISORS II LLC

DANIEL S. LOEB

HARRY J. WILSON

OLIVIER REZA

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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This filing contains an investor presentation distributed by Third Point LLC (“Third Point”) on April 14, 2014.

***

On March 28, 2014, Third Point, certain of its affiliates and associates, Mr. Harry J. Wilson, and Mr. Olivier Reza (the “Group”) filed with the Securities and Exchange Commission (the “SEC”) and began distributing to Sotheby’s stockholders a definitive proxy statement (the “Proxy Statement”) in connection with Sotheby’s 2014 annual meeting of stockholders. THIRD POINT STRONGLY ADVISES ALL STOCKHOLDERS OF SOTHEBY’S TO READ THE GROUP’S PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE GROUP’S PARTICIPANTS IN SUCH PROXY SOLICITATION. THE GROUP’S PROXY STATEMENT, AS FILED, AND ANY FURTHER AMENDMENTS, SUPPLEMENTS OR OTHER RELEVANT PROXY SOLICITATION DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Investor Presentation April 2014

The information in this presentation is for information purposes only, and this presentation does not constitute an offer to purchase or sell any security or investment product, nor does it constitute professional advice.  The information in this presentation is based on publicly available information about Sotheby’s.  Except where otherwise indicated, the information in this presentation speaks only as of the date set forth on the cover page.  Permission to quote third party reports in this presentation has been neither sought nor obtained.
This presentation may include forward-looking statements that reflect the current views of Third Point LLC
(“Third
Point”
), Mr. Harry
J. Wilson, and Mr. Olivier Reza and their respective affiliates and associates (collectively, the
“Group”
) with respect to future events.
Statements that include the words “expect,”
“intend,”
“plan,”
“believe,”
“project,”
“anticipate,”
“will,”
“may,”
“would,”
and similar words
are often used to identify forward-looking statements.  All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the control of the parties making such statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements.  Any forward-looking statements made in this presentation are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Group will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Sotheby’s or its business, operations, or financial condition.  Except to the extent required by applicable law, the Group undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.
On March 28, 2014, Third Point LLC and certain of its affiliates filed with the Securities and Exchange Commission (the
“SEC”
) and
began distributing to Sotheby’s stockholders a definitive proxy statement (the
“Proxy
Statement”
) in connection with Sotheby’s 2014
annual meeting of stockholders.  Third Point strongly advises all stockholders of Sotheby’s to read the Group’s Proxy Statement because it contains important information, including information relating to the Group’s participants in such proxy solicitation.  The
Group’s Proxy Statement, as filed, and any further amendments, supplements, or other relevant proxy solicitation documents will be available at no charge on the SEC’s website at http://www.sec.gov.
Disclaimer
Source: Third Point LLC

Source: Third Point LLC
Third Point Overview 4
Situation Overview 5
Benefits of Shareholder Involvement 6
Current Board’s Misdirection Campaign 7
Third Point’s Business Case 8
Sotheby’s 9-15
Overview of Sotheby’s Shortcomings 16
–
Corporate Governance 17-19
–
Expense Discipline 20-22
–
Growth Opportunities 23-24
Sotheby’s Potential 25
Conclusion 26-27
Appendix: The Shareholder Slate 28-30
Table of Contents

Event Driven Investment Strategy
–
Focused on special situation investing across capital structures
Proven Track Record
–
Produced average net annualized returns since inception in 1995 of 21.2% while the CS/Tremont Event Driven Index, HFRI Event Driven Index, and
S&P 500 have returned 10.0%, 10.4%, and 8.9%, respectively, over the same period
Successful Activist Investor
–
Bloomberg recently highlighted how three Third Point activist investments (Yahoo!, CF Industries, Murphy Oil) delivered returns for public shareholders that beat the S&P 500 in an article entitled, “Activist Investors are Good for the Stock Price”
–
At Yahoo!, Third Point helped create approximately $15 billion of value for shareholders, as the share price increased over 85% while Third Point directors served on the board from May 2012 until July 2013
Third Point LLC is an investment adviser based in New York
Note: all returns calculated for Third Point Partners L.P. and S&P from inception (June 1995) through 3/31/14; all references to the CS/Tremont Event Driven Index and
HFRI Event Driven Index reflect performance calculated through 2/28/14
Source: Third Point LLC; Bloomberg article “Activist Investors are Good for the Stock Price” from April 3, 2014
Third Point LLC (“Third Point”) is an SEC-registered investment adviser based in New York
Approximately $14.5 billion under management
Founder and CEO, Daniel S. Loeb, has over 28 years of experience in the financial markets
Firm Overview
Third Point Highlights
Third Point Overview

How did we get here?
–
Third Point owns ~9.6% of Sotheby’s (the “Company” or “BID”) and believes the Company can generate significantly more value for shareholders through, among other things, an infusion of new leadership, better accountability, and increased transparency
–
Accordingly, Third Point and the Company held a number of in-person and telephonic meetings between August 2013 and
February 2014 to discuss Third Point’s ideas about how to increase long-term value for shareholders
–
During these meetings, the Company offered a Board seat to Mr. Loeb; however, based on Third Point’s experience, a single nominee from an outside shareholder in a boardroom of 12 directors is not sufficient to bring about needed change
What is Third Point suggesting specifically?
–
Three directors to reinvigorate the Board and help Sotheby’s achieve its substantial potential
–
In this case, we believe that three is the right number given the total size of the Sotheby’s Board (12 directors), the number of committees on the Board, and the specific challenges faced by the Company
–
Furthermore, three directors has proven to be effective for Third Point in the past, e.g., three Third Point nominees were elected to the Yahoo! Board
Why should Third Point’s nominees (the “Shareholder Slate”) be elected?
–
The BID nominees we oppose (Robert A. Taubman, Daniel Meyer, and Jessica M. Bibliowicz), collectively, have limited share ownership and qualifications that do not appear to add value for Sotheby’s shareholders
–
The Shareholder Slate (Daniel S. Loeb, Harry J. Wilson, and Olivier Reza), collectively, owns nearly 10% of the Company and was carefully selected for its expertise in unlocking long-term value for public shareholders, enhancing operational efficiencies, and formulating strategy at luxury companies
In fact, Third Point nominees have already delivered benefits to Sotheby’s shareholders…
Source: Third Point LLC
Situation Overview

Benefits of Shareholder Involvement
Benefits of greater shareholder involvement are already clear, but without continued
collaboration, progress will stall
Source: Third Point LLC; Stifel Analyst Research
Third Point Action Response
May 2013: Third Point files 13F showing new
position in BID
Sell-side writes that “the new presence of a well-known
shareholder-value advocate investor” will bring attention to real estate, excess capital, and expense growth
August 2013: Third Point has first meeting with
Sotheby’s to discuss opportunities for improvement
Company announces a review of its capital allocation and
financial policies
Company appoints a new CFO
October 2013: Third Point sends public letter to
Sotheby’s expressing concerns about leadership,
shareholder misalignment, strategic direction, Board
governance, and expense growth
Sotheby’s expands capital allocation review to include
examination of strategy, business, and cost structure
Sotheby’s appoints new Lead Independent Director
Sotheby’s publicly announces frameworks for business
reinvestment and excess capital return, as well as a special dividend and cost savings program
February 2014: Third Point nominates three new
directors and highlights the lack of owner’s
perspective in the Boardroom as well as the long
tenure of current Board
Sotheby’s shares its conclusion that Mr. Loeb would be an
appropriate Board member and offers him a Board seat
Sotheby’s nominates two new directors to replace Sovern
(tenure: 14+ years) and Dodge (tenure: 8+ years)

Current Board’s Misdirection Campaign
In a recent presentation, the current Board actively misled investors about Mr. Loeb’s credentials and Third Point’s track record of creating value for shareholders
Gross misstatements regarding Mr. Loeb’s expertise and experience by claiming Mr. Loeb has “no experience”
in the art/ auction, luxury, and digital media/communications spaces
These statements are plainly false:
–
In the art/auction and luxury spaces, Mr. Loeb is a leading collector of modern and contemporary art, has been recognized by
ARTNews as one of the “200 Top Collectors” each year since 2005, has had portions of his personal collection exhibited at the
MoMA in New York and in other global museum retrospectives and shows, and is a trustee of the MOCA in Los Angeles
–
In the media/communications area, Mr. Loeb served on the board of Yahoo!, a leading digital medial/ communications firm, from May
2012 to July 2013
False
statements
Disingenuous criticism of Mr. Loeb’s Yahoo! involvement without reference to the benefits he brought to all
Yahoo! shareholders
–
Greater than 85% increase in Yahoo!’s stock price while Mr. Loeb was a member of the Yahoo! Board and another
~20% increase in Yahoo!’s stock price since Third Point sold a portion of its shares (at the market price) back to Yahoo! at the company’s request
Specious conclusion that Mr. Wilson and Mr. Reza would add “no incremental relevant experience” to the
Board despite obvious evidence to the contrary and without even bothering to interview them
Disingenuous
criticism
Highly misleading use of quotations from third party sources by selectively quoting excerpts from articles by
Gabelli & Co. and The New York Times that misrepresented the full message of the articles
Quotations only presented a one-sided story and left out praise of the accomplishments and value that Third Point and Mr. Loeb brought to Yahoo!
–
The Gabelli & Co. report actually states: “Third Point was the largest pre-transaction shareholder at ~60 million shares and the architect of the 2012 Board reorganization (which we continue to applaud),” and, later, “With its 2012 reorganization,
Third Point brought a shareholder advocate and adult supervision to the table.”
–
The New York Times article actually states, regarding Third Point’s directors: “These were good directors, and they were part of needed change at Yahoo!.”
Misleading
quotations
Source: Third Point LLC; Sotheby’s “Investor Briefing” slides from April 8, 2014; Gabelli & Co.; The New York Times

Management’s claim that 2013 was a “record” year is misleading and demonstrates the risk of having a Board asleep at the switch
While, relative to the Company’s prior peak in 2007, the Company sold a greater dollar value of art, the more meaningful metric is that the Company generated less revenue and spent more money to do so
The bottom line is that earnings per share were down 42% versus their prior peak
Given the global tailwinds in the marketplace, this performance is unacceptable and we believe it can be linked back to failed leadership of the Sotheby’s Board
Source: Third Point LLC
Our business case is a simple one
Third Point’s Business Case
We strongly believe the Shareholder Slate can reinvigorate the Board and help Sotheby’s achieve its substantial potential

Sotheby’s is one of the world’s two leading auction houses

CY2013 business mix Business overview
854 6,306
Sotheby’s: Overview
Note: auction sales represent the hammer price of property sold at auction and auction revenue represents total auction commissions; private sales represent the total purchase price of property sold in private sales brokered by Sotheby’s and private sale revenue represents private sale commissions; other revenue includes auction guarantee and inventory activities, other agency revenues (fees charged to clients for catalogue production, insurance, etc.), principal revenues, finance revenues, license revenues, and other revenues
Source: Third Point LLC; Company financials; Sotheby’s “Investor Briefing” slides from October 15, 2013 and April 8, 2014
Auction sales by category
Auction
Sales, 5,127
Auction
Sales, 688
Private Sales,
1,179
Private Sales,
88
Other, 78
0%
20%
40%
60%
80%
100%
Value of Property Sold Revenue Mix
Millions of USD
Contemporary
27%
Impressionist
22%
Asian
Other
Jewelry
Other Paintings
9%
Old Masters
4%
17%
11%
10%
Founded in 1744 in London and today operates globally with 90 locations in 40 countries
Conducted 230 auctions in 9 auction salesrooms around the world last year; also operates private sales galleries in New York, Hong
Kong, and London
Over 70 collecting categories including fine art, furniture, and jewelry
Focused on the “middle and upper echelons of the auction market”
according to management
Relative to Christie’s only, Sotheby’s had approximately 46% market share in auctions in 2013 vs. approximately 54% for Christie’s

BID US $ C 40.14 -.86
On 11 Apr Vol 718,333 O 40.48T H 41.02N L 40.10T Val 29.052M
BID US Equity
95) Save As
96) Actions
97) Edit
98) Table
Line Chart
04/14/1999 - 04/14/2014 Last Price Line
11) Compare Mov. Avgs Volume USD
1D 3D 1M 6M YTD 1Y 5Y Max Daily
Security/Study Event
Last Price 40.14
High on 10/10/07 52.6617
Average 23.5631
Low on 03/03/09 5.8016
50
40.14
30
20
10
Volume 0.718M
SMAVG (15) 0.876M
20M
10M
0.718M
'99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2014 Bloomberg Finance L.P.
SN 264168 H321-1397-0 13-Apr-14 19:10:07 EDT GMT-4:00

-

-

-

THIRD POINT

Sotheby’s: Shareholder Return
Current Board claims BID shares have outperformed the market; however, a quick look at historical performance suggests failure to create enduring value for shareholders
Source: Third Point LLC; Bloomberg (15-year daily price chart)
Sotheby’s stock
price has been
highly volatile
over the past 15
years
Price basically flat
vs. 1999 and
materially below
its 2007 high
Historical
performance
suggests current
leadership has
failed to create
enduring value for
shareholders over
the long-term

Sotheby’s: Structural Tailwinds
Global population of ultra high net worth individuals (“ultra-HNWI”) and their combined aggregate wealth have increased to record levels (even before factoring in gains from 2013)
Ultra-HNWI +8% vs. 2007 Ultra-HNWI aggregate wealth +9% vs. 2007
Note: ultra-HNWI defined as those with USD $30 million or more in investable assets; investable wealth does not include the value of personal assets and property such as primary residences, collectibles, consumables, and consumer durables; 2013 figures not yet available
Source: Third Point LLC; Cap Gemini World Wealth Reports 2008-2013
Thousands of people
Trillions of USD
103.3
77.9
93.1
102.6
100.0
111.0
60
80
100
120
2007 2008 2009 2010 2011 2012
# of Ultra-HNWIs
15.0
11.4
13.8
15.4
14.7
16.3
10
12
14
16
18
2007 2008 2009 2010 2011 2012
Ultra-HNWI Aggregate Investable Wealth

Sotheby’s: Luxury and Art Markets
Note: luxury market figures include apparel, perfumes and cosmetics, accessories, hard luxury and art de la table; global art market figures based on actual auction and dealer sales data, as well as projections based on the results from polling (per TEFAF)
Source: Third Point LLC; Altagamma / Bain; TEFAF (The European Fine Art Foundation) Art Market Reports for 2011 through 2013
As one might expect, luxury consumption across a variety of categories is on the rise, yet the art market appears to be flat
Luxury consumption +28% vs. 2007
Category leaders
like Sotheby’s are
responsible for
expanding their
respective markets
Flattish art market
suggests Sotheby’s
has done a poor job
making art more
accessible and
appealing to HNWIs
Even though art, in
general, is perceived
to be a greater store
of value than most
luxury products
(e.g., handbags)
Yet the art market is flat vs. 2007
100
150
200
250
2007 2008 2009 2010 2011 2012 2013
Global Luxury Market
Billions of EUR
20
30
40
50
60
2007 2008 2009 2010 2011 2012 2013
48.1
42.2
28.3
43.0
46.1
43.0
47.4
170
167
153
173
192
212
217
Global Art Market
Billions of EUR

Sotheby’s: Auction and Private Sales
Sotheby’s has generated a similar level of auction and private sales, though a closer look suggests they might be losing share in “art” given growth in other categories like jewelry
Note: global art market data from 2007 through 2013, per TEFAF, is based on actual auction and dealer sales data, as well as projections based on the results from polling
Source: Third Point LLC; Company filings; TEFAF (The European Fine Art Foundation) Art Market Reports for 2011 through 2013
Value of auction and private sales combined
only up slightly vs. 2007
Flattish sales in a
flattish market
suggests the Company
has failed to gain
market share
In fact, the Company
may actually be losing
share in “art” given
strong growth in “non-
art” categories
–
E.g., jewelry now
comprises 10% of
auction sales vs.
5% in 2007
But is Sotheby’s losing
share in “art”?
6,306
6,122
-10%
6,122
5,279
4,782
5,801
5,380
6,306
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
0
2,000
4,000
6,000
8,000
2007 2008 2009 2010 2011 2012 2013
Auction and private sales in millions of USD (left axis);
art market in millions of EUR (right axis)
Aggregate Auction and Private Sales Global Art Market
5,122
4,614
270
513
730
1,179
2,000
4,000
6,000
8,000
2007 2013
Millions of USD
Aggregate Auction Sales of All Other Categories
Aggregate Auction Sales of Jewelry
Private Sales (category breakdown not disclosed)
2,751

Sotheby’s: Revenue and Expenses
Note: revenue includes auction commissions, private sale commissions, other agency revenues, finance revenues, licensee fee revenues, other revenues AND excludes auction guarantee and inventory activities, principal revenues; expenses include agency direct costs, marketing, salaries and related costs, general and administrative costs, depreciation and amortization AND excludes cost of principal activities, restructuring charges, impairment charges, anti-trust related matters, gains on sale of land
Source: Third Point LLC; Company filings
Why has Sotheby’s generated less revenue from a
similar level of auction and private sales?
-6%
Why have expenses surpassed peak levels
despite a large cost savings program in 2009?
+2%
Mgmt targeted annual savings
of $100 million in 2009 vs. 2008
877
719
468
747
810
744
825
0
100
200
300
400
500
600
700
800
900
1,000
2007 2008 2009 2010 2011 2012 2013
Millions of USD
Sotheby's Revenue
582
395
475
532 533
597
0
100
200
300
400
500
600
700
2007 2008 2009 2010 2011 2012 2013
Millions of USD
Sotheby's Expenses
556
More importantly, relative to 2007 (prior peak), revenue is down and expenses are up

Sotheby’s: EPS
As a result, earnings per share (“EPS”) has declined 42% relative to peak
Note: Reported EPS is a GAAP number
Source: Third Point LLC; Company filings
Why is the Board extolling 2013 as a “Record Year”?
Down 42%!
$3.25
$0.44
($0.10)
$2.34
$2.46
$1.57
$1.88
($1.00)
$0.00
$1.00
$2.00
$3.00
$4.00
2007 2008 2009 2010 2011 2012 2013
EPS in USD
Sotheby's Reported EPS

Overview of Sotheby’s Shortcomings
We believe Sotheby’s weak performance can be tied back to poor corporate governance, irresponsible cost expenditures, and missed opportunities for growth
Source: Third Point LLC; Bloomberg
Current directors lack “skin in the game” due to limited share ownership, i.e., only 0.87% of outstanding common stock, a significant portion of which was granted as part of the Board’s compensation package
Current directors average nearly 9 years of service
Rapid adoption of a “poison pill” in response to a letter from Third Point in the hopes of preventing Third Point from having a say in the boardroom
Poor Corporate
Governance
Auction commission margins seem low relative to attractive fee structure in part due to the unchecked use of fractional commissions
CEO remuneration is high given the size of the Company ($3.0bn mkt cap) and perquisites are throwbacks to a bygone era; also, limited transparency in communicating how executive awards are determined
Announced cost savings program barely scratched the surface and suggests the Company failed to make any serious efforts to tackle the harder issues
Lack of
Expense
Discipline
Sotheby’s needs to articulate a strategy and vision
Both auction and private sales growth can be accelerated with better technology, more dynamic sales techniques, and improved client relationship management, as well as more online and curated sales
Management can deploy more capital against the profitable secured lending business
Principal and dealer activities, though small today, can be expanded significantly through partnerships with living artists, artists’ estates, and even real estate developers
Additional brand extension opportunities should also be explored
Failure to Seize
Growth
Opportunities

Director
Shares Owned
(‘000s)
% Ownership
Open market
activity since 1/1/12
Bill Ruprecht (CEO) 194.3 0.28% Sold 86.4k
John Angelo 142.4 0.21% Sold 137.5k
Duke of Devonshire 59.8 0.09% Bought 5.0k
Robert A. Taubman 49.8 0.07% -
Dennis M. Weibling 43.7 0.06% -
Steven Dodge (retiring) 27.2 0.04% Bought 14.6k
Michael I. Sovern (retiring) 26.7 0.04% -
Allen Questrom 22.1 0.03% -
Diana Taylor 18.4 0.03% -
Daniel Meyer 6.7 0.01% -
Marsha Simms 6.7 0.01% -
Domenico De Sole 4.7 0.01% Bought 4.0k
Total 602.7 0.87% Sold 200.3k
Jessica M. Bibliowicz (nominee) 0.0 0.00% -
Kevin C. Conroy (nominee) 0.0 0.00% -
17
Current Board has little economic interest in the performance of the Company whereas the
Shareholder Slate has “skin in the game”
2013 weighted avg. diluted share count of 69.175M
Source: Third Point LLC; Company filings; Bloomberg
Corporate Governance
No “owner’s perspective” in
the boardroom; directors
hardly own any stock
–
Substantial majority of
owned shares were stock
awards
–
CEO has never purchased
shares in the open market
per Bloomberg
Since 1/1/12, directors as a
group have been net sellers
New board nominees have
NOT purchased a single share
The Shareholder Slate owns more
than 10x as many shares as the
current Board combined and both
Harry J. Wilson and Olivier Reza
have already purchased shares
To be replaced by the Shareholder Slate
Note: shares owned as of March 24, 2014 and include deferred stock units, dividend equivalent rights, as well as shares owned by wives, children, etc; ownership percentage calculated using

Director Tenure
Duke of Devonshire 19.6
Bill Ruprecht (CEO) 14.2
Michael I. Sovern (retiring) 14.2
Robert A. Taubman 13.7
Allen Questrom 9.3
Steven Dodge (retiring) 8.1
Dennis M. Weibling 7.9
John Angelo 7.0
Diana Taylor 7.0
Daniel Meyer 2.9
Marsha Simms 2.9
Domenico De Sole 0.3
Average 8.9
Jessica M. Bibliowicz (nominee) 0.0
Kevin C. Conroy (nominee) 0.0
18
Current Board lacks fresh perspective necessary to overhaul the Company’s challenged operational structure and cure its cultural malaise
Note: tenure estimated using start dates disclosed in the Company’s 2014 Proxy
Source: Third Point LLC; Company filings; Institutional Shareholder Services
Institutional Shareholder Services
(“ISS”) recently released
“QuickScore 2.0” guidelines for
optimal Board structure stating:
“tenure of more than nine years
(can) … potentially compromise a
director’s independence”
Using this metric, Sotheby’s current
Board fares quite poorly
Nine directors have served for
more than seven years; five of
which for more than nine
Corporate Governance
The Shareholder Slate would bring the
expertise and fresh perspectives
necessary to move Sotheby’s forward
To be replaced by the Shareholder Slate

Corporate Governance
Current Board seems more interested in ensuring its members are protected, as evidenced by its rapid adoption of a discriminatory poison pill in response to a letter from Third Point
Current Board adopted a poison pill only two days after Third Point (~9.6% owner) published an open letter to
Sotheby’s calling for increased transparency and accountability and offering suggestions for improvement
Poison Pill
On March 25, Third Point filed a lawsuit asking the Delaware Chancery Court to require the Company to redeem the pill or, in the alternative, either amend it to allow Third Point to acquire up to 20% of the Company or enjoin the Company from enforcing the pill against Third Point
On March 31, the Court granted Third Point’s request for expedited discovery and set a preliminary injunction hearing for April 25, in advance of the planned May 6 stockholders’ meeting
Note: percentage ownership  calculated using 2013 weighted avg. diluted share count
Source: Third Point LLC; Company filings
Lawsuit
Oddly, Sotheby’s poison pill permits passive investors (those more likely to be supportive of the current Board) to acquire up to 20% of the outstanding shares, while prohibiting non-supportive shareholders from acquiring 10% or more
–
Third Point is a minority shareholder looking for minority representation on the
Board
–
Corporate takeovers are not Third Point’s business model and Third Point has no intention of taking control of Sotheby’s, which the Company knew
While claiming to embrace an open and honest dialogue with shareholders of the
Company, we believe this poison pill demonstrates that the current Board is more interested in ensuring that its members are protected than it is in maximizing value by considering shareholders’ suggestions for improvement

Expense Discipline
Note: hammer price is the final sale price before the buyer’s premium is paid
Source: Third Point LLC; Company filings
Auction commission margins seem low relative to attractive fee structure in part due to the unchecked use of fractional commissions
Attractive auction fee structure, i.e.
house charges large % hammer price
Yet actual margins suggest BID is
leaving a lot of money on the table
Hammer Price of $4,200,000
(average hammer price of lots over $1 million in 2013)
Buyer’s Premium
(always paid; sometimes shared with consignor)
–
25% * $100,000 =     $25,000
–
20% * $1,900,000 =     $380,000
–
12% * $2,200,000 =     $264,000
–
Sub-total =     $669,000
(15.9% of hammer)
Vendor’s commission
(up to 10%; negotiable)
–
10% * $4,200,000 =     $420,000
Total Auction commission =   $1,089,000
(25.9% of hammer)
Margins should be even higher for smaller lots given
how the buyer’s premium is calculated
Auction margins suggest
limited fees collected from
consignors and increased
use of fractional
commissions, where
Sotheby’s shares the
buyer’s premium with the
consignor
The Shareholder Slate
recommends curtailing
the use of fractional
commissions and, at the
very least, completing a
detailed review of the
practice since it does not
appear to be generating
sufficient incremental
auction volumes
20.7%
18.3%
16.5%
16.3%
15.9%
0%
5%
10%
15%
20%
25%
2009 2010 2011 2012 2013
Auction commissions as % of hammer price
Sotheby's Auction Commission Margin

Expense Discipline
While CEO compensation seems high and perquisites are legendary, shareholders should be more troubled by the lack of transparency and lack of pay for performance
Source: Third Point  LLC; Company filings; Bloomberg
CEO compensation in 2013 nearly as high as 2007
despite more than 40% decline in EPS
Absolute level seems high for such a small company
(approximately $3bn market cap)
Beyond the level itself, the CEO’s perquisites are
throwbacks to a bygone era
–
He receives a $25,000 annual personal automobile
allowance, his country club dues are paid for, and his
financial planning fees are covered by shareholders
More alarming is the lack of transparency in
communicating how these awards are determined
–
The Company states in this year’s proxy that
“disclosing certain performance goals would cause
serious competitive harm,” making vague excuses as
a response to reasonable cries for accountability from
shareholders
Finally, seemingly no pay for performance culture
More color on compensation
The Shareholder Slate believes shareholders should not
stand for the Company awarding such generous
compensation packages without transparency and
seemingly any connection to performance
21
6.2
6.0
$3.25
$1.88
$1.50
$2.50
$3.50
0.0
2.0
4.0
6.0
8.0
10.0
2007 2013
CEO compensation in millions of USD (left axis);
EPS in USD (right axis)
CEO Compensation Sotheby's EPS

Expense Discipline
Note: expenses include agency direct costs, marketing, salaries and related costs, general and administrative costs, depreciation and amortization AND excludes cost of principal activities, restructuring charges, impairment charges, anti-trust related matters, gains on sale of land; cost items do not sum due to rounding
Source: Third Point LLC; Company filings; Sotheby’s “Capital Allocation and Financial Policies Review” slides from January 29, 2014
Announced cost savings program barely scratches the surface and suggests the Company failed to make any serious efforts to tackle harder issues
Cost review only identified savings
representing nominal % total spend
More than half of
targeted savings come
from slashing the
marketing budget and
securing more
favorable terms from
external advisors
Salaries & Related Costs ($293 million): no
savings
General & Administrative ($177 million): $9
million savings from negotiated reduction in rates
and reduced scope of services on professional
fees and $4 million from other savings
Direct Costs of Auction Services ($85 million):
$5 million savings from increased efficiencies
and enhanced spending controls
Marketing ($22 million): $4 million savings from
more targeted approach to spending on core
strategic priorities and reduction or elimination of
less strategic components of marketing
expenses
D&A ($19 million): no savings
Company expenses
The Shareholder Slate
recommends seriously
analyzing both the
organizational structure
and expense base
597
22
0
100
200
300
400
500
600
700
2013 Expenses 2014 Savings
Millions of USD

Growth Opportunities
Sotheby’s has clear opportunities to grow and become stronger over the long-term
Source: Third Point LLC
Define what Sotheby’s is today or what it wants to be
–
Competitors are laser-focused on the consumer experience and their brand, while Sotheby’s appears indifferent
Articulate a long-term growth strategy and vision for the Company and its brand
Formulate a strategy to manage the inherent cyclicality of its markets
–
Contingency plan for the next downturn should have both defensive and offensive elements (e.g., prudent management of capital and expenses, opportunity to be a buyer or lender of last resort, development of cycle proof earnings streams)
Strategy &
Vision
Invest in long-term talent development and recruitment
Cultivate numerous points of contact within the Company so that collectors and consignors become clients of
Sotheby’s, not just individual specialists
Invest in front-end technology to facilitate online sales and auctions
Invest in data technology to record private sale and auction inquiries to promote cross-selling, improve customer service, and increase volume
Follow up with clients to drive cross-selling to capture a greater share of each client’s relevant spending
Develop a robust approach to smaller ticket items in order to grow the customer base and compete more effectively with Christie’s
Auctions &
Private Sales
The Shareholder Slate sees many areas of opportunity available to the Company

Growth Opportunities (cont’d)
Sotheby’s has clear opportunities to grow and become stronger over the long-term
Source: Third Point LLC; Sotheby’s “Capital Allocation & Financial Policies Review” slides from January 29, 2014
Deploy more capital against profitable secured lending business, especially now that the business has a separate debt facility to efficiently fund loans (consignor advances, general term loans)
–
Seemingly no shortage of capital with Sotheby’s having just returned $300 million of “excess” capital to shareholders
Secured
Lending
Build a private business: initiate a greater number of curated auctions and exhibitions to leverage Sotheby’s client base, real estate, and relationships
–
Opportunity exists to take share from art dealers and gallery owners (some of which are rumored to be generating over $ 1 billion of sales annually) given Sotheby’s superior and continuous legacy, global footprint, and in-house expertise
No defined long-term plan for the Company’s S|2 galleries
–
How are artists chosen? How does Sotheby’s leverage its entire platform to promote them? And why is it
even called S|2 and not Sotheby’s?
Consider partnering with living artists and representing artists’ estates
Principal &
Dealer
Explore additional brand extension opportunities
–
E.g., wine storage, data analytics
Develop a more thoughtful retail strategy
–
What is the long-term plan for Sotheby’s Diamonds and Sotheby’s Wine?
–
How can the Company better utilize its locations when auctions aren’t happening?
Brand
Extension

Note: Revenues and expenses exclude inventory and principal activities as well as extraordinary items; Other Revenue includes Other Agency Revenues, Finance Revenues, License Fee
Revenues and Other Revenues
Source: Third Point LLC; Company filings; Sotheby’s “Capital Allocation & Financial Policies Review” slides from January 29, 2014; Christie’s website
Sotheby’s Potential
Operating failures in 2013 cost shareholders significant value – conservative improvements in revenue growth and expense discipline could have more than doubled EPS!
Pro forma earnings power
The Shareholder Slate
intends to focus on
improving operating
performance
All figures in millions of USD
2013 PF2013 Modest Improvements Yield Significant Value
Drivers:
Aggregate Auction Sales 5,127 5,940 same as Christie's in 2013; historically BID was larger
Net Auction Sales 4,339 5,027
% Aggregate Auction Sales 84.6% 84.6% no change
Private Sales 1,179 1,179
Revenue:
Auction Commissions 688 847
Margin 15.9% 16.9% just +100bps vs. 2013; historically as high as 20.7%
Private Sale Commissions 88 88
Other Revenue 49 49
Total Revenue 825 985
Expenses:
Direct Costs, Marketing, G&A (284) (256) targeting 10% reduction vs. 8% target by mgmt ($22m on $284m)
Salaries & Related Costs (293) (264) targeting 10% reduction; likely inefficiences exist here too
Total Expenses (577) (520)
EBITDA 248 465
D&A (19) (21) 4Q13 run-rate
EBIT 228 444
Interest & Other (37) (32) 4Q13 run-rate
Pretax Income 192 412
Effective Tax Rate (30%) (30%) effective tax rate from Sotheby's 2013 10-K
Net Income 134 288
# Shares 69.2 69.2
EPS $1.94 $4.17

Third Point has a proven track record of creating long-term value for public shareholders and has already delivered benefits to Sotheby’s shareholders
The Shareholder Slate brings much needed outsider perspectives to a tenured and complacent Board that has presided over lackluster operating performance
With reinvigorated leadership and an owner’s perspective in the boardroom, Sotheby’s can leverage its leading brand to generate significantly higher revenues and profits
Source: Third Point LLC
Key takeaways
Conclusion
The Shareholder Slate can be counted on to
create future value for all shareholders

27 Source: Third Point LLC The Shareholder Slate Conclusion

Source: Third Point LLC
Daniel S. Loeb
Appendix: The Shareholder Slate
Over the course of his nearly two decades as an institutional investor, Mr. Loeb has developed a sophisticated understanding of how to create and unlock long-term value for shareholders. As Chief Executive Officer of the Company's largest shareholder, Mr. Loeb would advocate vocally for stockholders' interests if elected to the Board. For these reasons, we believe Mr. Loeb is exceptionally qualified to serve as a director of the Company.
Daniel S. Loeb is the Chief Executive Officer of Third Point LLC, a New York-based investment management firm he founded in 1995.
Third Point employs an event-driven approach to investing in securities across the globe. Immediately before founding Third Point,
Mr. Loeb was Vice President of high yield sales at Citigroup. From 1991 to 1993, he was Senior Vice President in the distressed debt department at Jefferies & Co. Mr. Loeb began his career as an Associate in private equity at E.M. Warburg Pincus & Co. in 1984
From May 2012 until July 2013, Mr. Loeb was a member of the Board of directors of Yahoo! Inc. He is a Trustee of the United States
Olympic Foundation, Mount Sinai Hospital, the Manhattan Institute, and Prep for Prep. He is the Chairman of the Board of Success
Academies Charter Schools. He is also a member of the Council on Foreign Relations and the American Enterprise Institute’s National
Council. Mr. Loeb graduated with an A.B. in Economics from Columbia University in 1983
Mr. Loeb, a leading collector of modern and contemporary art, has been recognized by ARTNews as one of the “200 Top Collectors” each year since 2005. Works from his family collection are frequently included in global museum retrospectives and shows. Mr. Loeb has assembled one of the most extensive collections of work by the artist Martin Kippenberger, many of which were featured in the 2009 exhibition “The Problem Perspective” at the Museum of Modern Art in New York. Mr. Loeb is a Trustee of the Museum of Contemporary Art,
Los Angeles

Source: Third Point LLC
Olivier Reza
Appendix: The Shareholder Slate
Olivier Reza, through Myro Capital L.L.C., is, and has been since 2009, the Chairman of Reza Gem SAS, a private French company that is associated with Alexandre Reza’s jewelry business
The Reza jewelry collection is considered one of the most important collections of rare gems and jewelry in the world
Mr. Reza is the Founder and Managing Partner of Myro Capital, LLC, which provides management and financial advisory services to family members and associated entities
Previously, Mr. Reza served as Managing Director in the Mergers and Acquisitions group at Lazard Freres & Co LLC in New
York, where he spent ten years working on transactions totally over $100 billion in industries ranging from industrial to consumer, retail, distribution, metals and mining, oil and gas, pharmaceuticals, and manufacturing
Mr. Reza has a Masters degree in corporate and tax law from the University of Pan Theon Assas in Paris and a Masters degree in finance from Institut d’Etudes Politiques de Paris
Over the course of his career, Mr. Reza has gained valuable finance and transactional experience and has had the opportunity to manage and lead an international jewelry company, developing expertise in cultivating relationships with luxury customers. Mr. Reza personally has been, and continues to be, a very active art collector. For these reasons, we believe Mr. Reza is exceptionally well-qualified to serve as a director of the Company

Source: Third Point LLC
Harry J. Wilson
Appendix: The Shareholder Slate
Harry Wilson, the Founder and CEO of MAEVA Group, LLC, is a nationally-recognized expert in corporate restructurings, turnarounds, and transformations and in leading complicated businesses through corporate transitions, as an investor/owner, advisor, or director.
In addition to MAEVA’s active role in transforming companies, Mr. Wilson frequently drives transformational change in his personal capacity as a member of the Board of Directors of companies undergoing major transitions. Currently, Mr. Wilson serves on the board of Visteon Corporation and recently completed service on the boards of Yahoo! and YRC Worldwide.  He also served on the board of directors of several other companies earlier in his career. In each of his recent director roles, he was asked to join the board by one or more major investors who wanted his help improving the respective company. Upon joining the board, he worked closely and collaboratively with management and his fellow directors to dramatically change the operations of these businesses and substantially improve their prospects for success. In all three recent public company situations, investors benefited from enormous value creation through Mr. Wilson's work.
Before founding MAEVA, Mr. Wilson was a Senior Advisor to the US Treasury Department, serving as a senior member of the
President’s Automotive Task Force with principal responsibility for the successful restructuring of General Motors. Mr. Wilson was a partner at Silver Point Capital, a prominent credit-oriented investment fund, before serving on the Automotive Task Force.
Additionally, Mr. Wilson is active in philanthropic and policy initiatives. He recently completed a Presidential Appointment to the
Advisory Committee of the Pension Benefit Guaranty Corporation and serves on the board of two non-profit organizations: Youth,
INC and The Hellenic Initiative.
Mr. Wilson has an A.B. in government, with honors, from Harvard College and an MBA from Harvard Business School.
Throughout his career, Mr. Wilson has worked with companies as an investor, a Board member, and an advisor, to address capital allocation strategies and to substantially enhance operational efficiencies. This experience includes significant time and effort building consensus among management teams, directors, investors and employees to drive major improvements.
For these reasons, we believe Mr. Wilson is exceptionally well-qualified to serve as a director of the Company.